UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2026

ADEIA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39304	84-4734590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 473-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	ADEA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 26, 2026, Adeia Inc. (the “Company” or “Adeia”) announced organizational changes, as further detailed in the press release attached as Exhibit 99.1 hereto. As part of these changes, Dr. Mark Kokes was appointed Chief Revenue Officer effective as of January 26, 2026 (the “Effective Date”), having previously been the Company’s Chief Licensing Officer & General Manager, Media. In addition, the Company announced on the Effective Date that Mr. Dana Escobar will no longer serve as the Company’s Chief Licensing Officer & General Manager, Semiconductor and plans to depart the Company effective March 13, 2026.

In accordance with the Severance Agreement by and between the Company and Mr. Escobar dated February 9, 2023 (the “Escobar Severance Agreement”), subject to Mr. Escobar’s execution of a general release of claims in favor of the Company and continued compliance with the confidentiality and proprietary rights covenant set forth in the Escobar Severance Agreement, Mr. Escobar will be entitled to the severance payments and benefits as described in the Company’s proxy statement on Form DEF 14A, filed with the Securities and Exchange Commission on March 26, 2025.

The foregoing description of the Escobar Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Escobar Severance Agreement substantially in the form filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

Item 8.01 Other Events

On January 26, 2026, the Company issued a press release announcing the Company’s organizational changes and other matters. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 26, 2026

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2026	ADEIA INC.

	By:	/s/ Keith A. Jones
	Name:	Keith A. Jones

	Title:	Chief Financial Officer